Exhibit 10.2

AMENDMENT TO THE COMMITMENT AGREEMENT FOR THE PURCHASE AND SALE OF REAL ESTATE AND OTHER COVENANTS1

This Amendment to the Commitment Agreement for the Purchase and Sale of Real Estate and Other Covenants (the "Amendment") is executed on this 23th day of May in the year 2013, by and between:

I.     NACCO MATERIALS HANDLING GROUP BRASIL LTDA., a limited liability business company with main place of business in the City of São Paulo, State of São Paulo, Brazil, at Av. das Nações Unidas, 22.777, Vila Almeida District, ZIP Code: 04795-100, enrolled with the CNPJ/MF under No. 57.014.896/0001-85, herein represented by its CEO, Mr. Hugo Moraes de Barros, Brazilian citizen, mechanical engineer, married, holder of Identity Card RG No. 7.772.886 - SSPSP, enrolled with the CPF/MF under No. 026.994.588-13, domiciled in the City of São Paulo, State of São Paulo, Brazil, at Av. das Nações Unidas, 22.777, Vila Almeida District, ZIP Code: 04795-100, in accordance with the Unanimous Quotaholders’ Resolution dated 3rd March 2010, duly registered with JUCESP under No. 98.358/10-8 in session held on 19th March 2010 hereinafter referred to as "NMHG BRASIL"; and

II.    SYNERGY EMPREENDIMENTOS E PARTICIPAÇÕES LTDA., a limited liability business company, with registered offices in the City and State of São Paulo, at Avenida Prestes Maia, 241 conjunto 1.712 - Centro – CEP 01031-001, enrolled with CNPJ/MF under No. 09.364.576/0001-02, herein represented by its officer, Mr. Liu Shie Lin, a Brazilian citizen, married, bearer of the Identity Card RG No. 4.251.002-8 – SSP/SP, enrolled with CPF/MF under No. 243.497.988-20, resident and domiciled in the city and State of São Paulo, at Rua Américo Alves Pereira Filho, 147, apto 62, Morumbi, CEP 05688-000, hereinafter referred to as “SYNERGY”.

NMHG BRASIL and SYNERGY hereinafter severally referred to as "Party" and jointly as "Parties",

WHEREAS:

a)
the Parties entered into on 22nd May 2013 the Commitment to Purchase and Sale the Real Estate (the “Agreement”), whereby SYNERGY agrees to purchase and NMHG BRASIL agrees to sell its Real Estate as defined in Clause 1 of the Agreement, provided that the conditions stipulated in the Agreement are complied with by the Parties;

b)	the built area of the Real Estate is subject to regularization proceeding before the Municipality of the City of São Paulo; and

c)	the Parties wish to regulate the obligation of NMHG BRASIL to conclude the regularization of the built area of the Real Estate.

NOW THEREFORE, the Parties enter into this Agreement, which shall be governed by the following terms and conditions:

1.    DEFINITIONS

Definitions contemplated in this Amendment will have the same meaning of the definitions contemplated in the Agreement:

2.    REGULARIZATION OF THE BUILT AREA OF THE REAL ESTATE

2.1    By this Amendment, NMHG BRASIL shall take all necessary measures to have the built area of the Real Estate duly regularized by the Municipality of the City of São Paulo prior to the "Closing Date" as that term is defined in the Agreement.

1    Working translation only; the Portuguese version governs.

2.2    As soon as the built area of the Real Estate is duly regularized by the Municipality of the City of São Paulo, NMHG BRASIL shall request to the Real Estate Registry Office the rectification of the Real Estate’s title property (matrícula) to contemplate the approved built area.

2.3    If it is not possible to regularize the built area within the term stipulated in Clause 2.1 above, SYNERGY may assume the regularization proceedings before the Municipality of the City of São Paulo and the corresponding cost will be borne by NMHG BRASIL, provided it has been previously approved in writing by NMHG BRASIL.

2.4    The requirements of this Amendment shall not modify in any manner the Price to be paid for the Real Estate nor shall the exercise by SYNERGY of its option under Clause 2.3 above permit SYNERGY to terminate the Agreement pursuant to Clause 10 thereof.

3.     GENERAL PROVISIONS

3.1    All clauses of the Agreement which were not modified by this Amendment will remain in full force and effect.

AND HAVING THUS AGREED AND COVENANTED, the Parties execute this Agreement in three (3) identical counterparts, together with the two (2) witnesses who set their hands below.

NACCO MATERIALS HANDLING GROUP BRASIL LTDA.

/s/ Hugo Moraes Barros
By: Hugo Moraes Barros
Title: President

SYNERGY EMPREENDIMENTOS E PARTICIPAÇÕES LTDA.

/s/ Liu Shie Lin
By: Liu Shie Lin
Title: Officer

Witnesses:

1. /s/ Pedro Iwao Segawa
Name: Pedro Iwao Segawa
ID: 4.437.182-2

2. /s/ Juarez M. Bartie
Name: Juarez M. Bartie
ID: 7.933.928